SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                Form 8-K/A

                              Current Report

                              Amendment No. 1


    Amendment to Application on Report Filed Pursuant to Section 13 or
               15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 20, 1996


                           WICKES LUMBER COMPANY
          (Exact name of registrant as specified in its charter)



            Delaware              0-22468                     36-3554758
        (State or other    (Commission File No.)             (IRS Employer
         jurisdiction of                                      Identification
         incorporation)                                       Number)



           706 North Deerpath Drive, Vernon Hills, Illinois      60061
              (Address of principal executive offices)          (Zip Code)


                               847-367-3400
           (Registrant's telephone number, including area code)

The undersigned registrant in order to provide pro forma financial information in the Current Report on Form 8-K dated June 20, 1996, in connection with the sale of 2,000,000 newly issued shares of common stock, hereby amends the following item, or other portions of such Current Report on Form 8-K set forth in the pages attached hereto.

Item 7. Financial Statements and Exhibits
     (b)  Pro Forma Financial Information

The financial statements and information in the following table of contents and attached hereto are hereby filed with the Commission in accordance with the above referenced item.



                                      1


Item 7.  Financial Statements and Exhibits.

     (b)  Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information is submitted herewith on the indicated pages.

                                                                      Page
                                                                      ----
Pro Forma Condensed Consolidated Financial Information
     (Interim & Unaudited)                                              3
Pro Forma Condensed Consolidated Balance Sheet at June 1,1996
     (Interim & Unaudited)                                              4
Notes to Pro Forma Condensed Consolidated Balance Sheet at June 1,
      1996 (Interim & Unaudited)                                        5

                                      2


          Pro Forma Condensed Consolidated Financial Information
                           (INTERIM & UNAUDITED)

The following unaudited pro forma condensed consolidated financial information gives effect to the sale of 2,000,000 newly-issued shares of common stock by the Company to Riverside Group, Inc.

The unaudited pro forma condensed consolidated balance sheet at June 1, 1996 was generated based on interim internal financial reports that may not be in full compliance with generally accepted accounting principles or the Regulation S-X promulgated by the Securities and Exchange Commission (the "S.E.C."). This statement is presented here solely at the request of the Nasdaq Stock Market, and should not be relied upon by investors for any purpose without careful review of the Company's periodic reports filed with the S.E.C., including the Company's Annual Report on Form 10-K for the year ended December 30, 1995, the Company's Quarterly Report on Form 10-Q for the period ended March 30, 1996, and the Company's Quarterly Report on Form 10-Q for the period ended June 29, 1996 (which will be filed in the near future). The statement assumes the sale of stock occurred on January 1, 1995.

The impact of the pro forma adjustments to the Company's pro forma results of operations for the five months ended June 1, 1996 would be an increase to net income of $224,000 as the result of $365,000 in interest savings, due to the reduced borrowings under the Company's revolving line of credit, less an incremental income tax expense of $141,000. This assumes the sale of stock occurred on January 1, 1995.

The impact of the pro forma adjustments to the Company's pro forma results of operations for the year ended December 30, 1995 would be an increase to net income of $468,000 as the result of $781,000 in interest savings, due to the reduced borrowings under the Company's revolving line of credit, less an incremental income tax expense of $313,000. This assumes the sale of stock occurred on January 1, 1995.

The unaudited pro forma condensed consolidated information contained herein should not be considered projections of future operating results or financial position.


                                      3


                            WICKES LUMBER COMPANY AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                         June 1, 1996
                                        (in thousands)
                                    (INTERIM & UNAUDITED)



                                             Historical  Adjustments         Pro Forma
                                            -----------  -----------         ---------
                 ASSETS
Current assets:
    Cash                                   $    (2,145)  $         0       $   (2,145)
    Accounts receivable, net                     84,867            0            84,867
    Inventory                                   105,490            0           105,490
    Deferred tax asset                           25,906            0            25,906
    Prepaid expenses                              3,412            0             3,412
                                             ----------  -----------          --------
        Total current assets                    217,530            0           217,530
                                             ----------  -----------          --------

Property, plant and equipment, net               53,211            0            53,211
Trademark, net                                    7,078            0             7,078
Deferred tax asset                                  250            0               250
Other assets, net                                17,436            0            17,436
                                             ----------  -----------          --------
                                                295,505            0           295,505
                                             ==========  ===========          ========

       LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities:
    Current maturities of long-term debt   $        251  $         0       $       251
    Accounts payable                             48,568            0            48,568
    Accrued liabilities                          34,646        (486) b,d        34,160
                                             ----------  -----------          --------
      Total current liabilities                  83,465        (486)            82,979
                                             ----------  -----------          --------
Long-term debt, less current maturities         199,844     (10,023) a,b,c,d   189,821
Other long-term liabilities                       2,422            0             2,422

Common stockholders' equity:
    Common stock, par value $.01                     62           20  a             82
    Additional paid-in capital                   76,802        9,797 a,c        86,599
    Accumulated deficit                        (67,090)          692  d       (66,398)
                                             ----------  -----------          --------
        Total common stockholders' equity         9,774       10,509            20,283
                                             ----------  -----------          --------
                                                295,505            0           295,505
                                             ==========  ===========          ========

                                      4


                  WICKES LUMBER COMPANY AND SUBSIDIARIES
                       NOTES TO PRO FORMA CONDENSED
                        CONSOLIDATED BALANCE SHEET
                               JUNE 1, 1996
                           (INTERIM & UNAUDITED)

On June 20, 1996, Wickes Lumber Company sold 2 million newly-issued shares of it's common stock to Riverside Group, Inc. for $ 10 million.

The following is a summary of the adjustments reflected in the unaudited Pro Forma Condensed Consolidated Balance Sheet (in thousands) as of June 1, 1996.

(a) To record sale of 2,000,000 shares of newly-issued stock at the par value of $.01 per share for $10 million. Par value $20, paid in capital $9,980.

(b) To reclass previously accrued stock issue costs of $940, which would have been paid through the revolving line of credit if the transaction had occured on January 1, 1995.

(c)     To record additional stock issue costs of $183 paid in 1996.

(d) To adjust interest expense and the related tax effect from the reduction in the revolver loan balance. The 1995 and 1996 interest expense adjustment assumes an effective interest rate of 8.8% and 9.09% or $781 and $365 respectively. The 1995 and 1996 tax adjustment assumes an effective rate 40.1% and 38.5% or incremental income tax expense of $313 and $141 respectively.

                                      5


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WICKES LUMBER COMPANY




Date: July 24, 1996                By:  /s/ George A. Bajalia
                                       -----------------------
                                        George A. Bajalia
                                        Senior Vice President and
                                        Chief Financial Officer

                                      6